                                                                                                   Exhibit 23(c)(i)

                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                    --------------------------------------------
                                      Class A Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within
         --------------------
decorative border)

(upper left) box with heading:      (upper right) box with heading:
NUMBER (OF SHARES)                      CLASS A SHARES
                                        (certificate number above)

                                               (centered below boxes)
                                   Oppenheimer International Small Company Fund
                                           A MASSACHUSETTS BUSINESS TRUST

(at left)                                (at right)
THIS IS TO CERTIFY THAT                  SEE REVERSE FOR CERTAIN
                                           DEFINITIONS
                                         (box with number)
                                          CUSIP 68380U100
(at left)
is the owner of

                                                     (centered)
                                 FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF
                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
-------------------------------------------------------------------
         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the  Fund by the  holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly endorsed.  This  certificate  and the  shares  represented  hereby  are  issued and shall be held subject  to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until  countersigned by the
         Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                      (at right of seal)

(signature)                            Dated:
/S/ Brian W. Wixted                                      ROBERT G. ZACK
-------------------------              -------------------------
TREASURER                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend
                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                                        SEAL
                                                        1997
                                            COMMONWEALTH OF MASSACHUSETTS

                     (at lower right, printed vertically)
                     Countersigned
                     OPPENHEIMERFUNDS SERVICES
                     (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                        Denver (Colo)         Transfer Agent

                    By: Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not                              as    tenants   in
common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian  __________
                                                     (Cust)                             (Minor)
                                            UNDER UGMA/UTMA ________________
                                                                                (State)

                       Additional abbreviations may also be used though not in the above list.

For Value Received __________________ hereby sell(s), and transfer(s) unto

(at right) PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION BY TRANSFEREE (box below)

-------------------------------------------------------------------(Please  print  or  type  name  and  address  of assignee)

-------------------------------------------------------------------
-----------------  Class A Shares of  beneficial  interest  represented  by the within  Certificate,  and do hereby irrevocably constitute and appoint.

---------------------  Attorney to transfer  the said shares on the books of the within  named Fund with full power of substitution in the premises.

Dated: ---------------------
                                            Signed: __________________________
                                            -----------------------------------
                                            (Both must sign if joint owners)

                                            Signature(s) --------------------------
                                            guaranteed    Name of Guarantor
                                                by       --------------------------
                                                         Signature of Officer/Title

(text printed vertically to right of above paragraph)
NOTICE:  The  signature(s)  to this  assignment  must  correspond  with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in box to left of signature guarantee)
Signatures  must be guaranteed by a financial  institution of the type  described in the current  prospectus of the
Fund.

(at left)                                          (at right)
PLEASE NOTE:  This document contains               OppenheimerFunds
a watermark when viewed at an angle.               logotype
It is invalid without this watermark.

-------------------------------------------------------------------
                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                  Exhibit 23(c)(ii)

                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                    --------------------------------------------
                                      Class B Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within
         --------------------
decorative border)

(upper left) box with heading:      (upper right) box with heading:
NUMBER (OF SHARES)                      CLASS B SHARES
                                        (certificate number above)

                                               (centered below boxes)
                                   Oppenheimer International Small Company Fund
                                           A MASSACHUSETTS BUSINESS TRUST

(at left)                                (at right)
THIS IS TO CERTIFY THAT                  SEE REVERSE FOR CERTAIN
                                           DEFINITIONS
                                         (box with number)
                                          CUSIP 68380U209
(at left)
is the owner of

                                                     (centered)
                                 FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF
                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
-------------------------------------------------------------------
         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the  Fund by the  holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly endorsed.  This  certificate  and the  shares  represented  hereby  are  issued and shall be held subject  to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until  countersigned by the
         Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                      (at right of seal)

(signature)                            Dated:
/S/ Brian W. Wixted                                      ROBERT G. ZACK
-------------------------              -------------------------
TREASURER                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend
                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                                        SEAL
                                                        1997
                                            COMMONWEALTH OF MASSACHUSETTS

                     (at lower right, printed vertically)
                     Countersigned
                     OPPENHEIMERFUNDS SERVICES
                     (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                        Denver (Colo)         Transfer Agent

                    By: Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not                              as    tenants   in
common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian  __________
                                                     (Cust)                             (Minor)
                                            UNDER UGMA/UTMA ________________
                                                                                (State)

                       Additional abbreviations may also be used though not in the above list.

For Value Received __________________ hereby sell(s), and transfer(s) unto

(at right) PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION BY TRANSFEREE (box below)

-------------------------------------------------------------------(Please  print  or  type  name  and  address  of assignee)

-------------------------------------------------------------------
-----------------  Class B Shares of  beneficial  interest  represented  by the within  Certificate,  and do hereby irrevocably constitute and appoint.

---------------------  Attorney to transfer  the said shares on the books of the within  named Fund with full power of substitution in the premises.

Dated: ---------------------
                                            Signed: __________________________
                                            -----------------------------------
                                            (Both must sign if joint owners)

                                            Signature(s) --------------------------
                                            guaranteed    Name of Guarantor
                                                by       --------------------------
                                                         Signature of Officer/Title

(text printed vertically to right of above paragraph)
NOTICE:  The  signature(s)  to this  assignment  must  correspond  with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in box to left of signature guarantee)
Signatures  must be guaranteed by a financial  institution of the type  described in the current  prospectus of the
Fund.

(at left)                                          (at right)
PLEASE NOTE:  This document contains               OppenheimerFunds
a watermark when viewed at an angle.               logotype
It is invalid without this watermark.

-------------------------------------------------------------------
                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                 Exhibit 23(c)(iii)

                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                    --------------------------------------------
                                      Class C  Share Certificate (8-1/2" x 11")
                                      -----------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within
         --------------------
decorative border)

(upper left) box with heading:      (upper right) box with heading:
NUMBER (OF SHARES)                      CLASS C  SHARES
                                        (certificate number above)

                                               (centered below boxes)
                                   Oppenheimer International Small Company Fund
                                           A MASSACHUSETTS BUSINESS TRUST

(at left)                                (at right)
THIS IS TO CERTIFY THAT                  SEE REVERSE FOR CERTAIN
                                           DEFINITIONS
                                         (box with number)
                                          CUSIP 68380U308
(at left)
is the owner of

                                                     (centered)
                                FULLY PAID CLASS C  SHARES OF BENEFICIAL INTEREST OF
                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
-------------------------------------------------------------------
         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the  Fund by the  holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly endorsed.  This  certificate  and the  shares  represented  hereby  are  issued and shall be held subject  to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until  countersigned by the
         Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                      (at right of seal)

(signature)                            Dated:
/S/ Brian W. Wixted                                      ROBERT G. ZACK
-------------------------              -------------------------
TREASURER                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend
                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                                        SEAL
                                                        1997
                                            COMMONWEALTH OF MASSACHUSETTS

                     (at lower right, printed vertically)
                     Countersigned
                     OPPENHEIMERFUNDS SERVICES
                     (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                        Denver (Colo)         Transfer Agent

                    By: Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not                              as    tenants   in
common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian  __________
                                                     (Cust)                             (Minor)
                                            UNDER UGMA/UTMA ________________
                                                                                (State)

                       Additional abbreviations may also be used though not in the above list.

For Value Received __________________ hereby sell(s), and transfer(s) unto

(at right) PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION BY TRANSFEREE (box below)

-------------------------------------------------------------------(Please  print  or  type  name  and  address  of assignee)

-------------------------------------------------------------------
-----------------  Class C Shares of  beneficial  interest  represented  by the within  Certificate,  and do hereby irrevocably constitute and appoint.

---------------------  Attorney to transfer  the said shares on the books of the within  named Fund with full power of substitution in the premises.

Dated: ---------------------
                                            Signed: __________________________
                                            -----------------------------------
                                            (Both must sign if joint owners)

                                            Signature(s) --------------------------
                                            guaranteed    Name of Guarantor
                                                by       --------------------------
                                                         Signature of Officer/Title

(text printed vertically to right of above paragraph)
NOTICE:  The  signature(s)  to this  assignment  must  correspond  with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in box to left of signature guarantee)
Signatures  must be guaranteed by a financial  institution of the type  described in the current  prospectus of the
Fund.

(at left)                                          (at right)
PLEASE NOTE:  This document contains               OppenheimerFunds
a watermark when viewed at an angle.               logotype
It is invalid without this watermark.

-------------------------------------------------------------------
                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                  Exhibit 23(c)(iv)

                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                    --------------------------------------------
                                      Class N Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within
         --------------------
decorative border)

(upper left) box with heading:      (upper right) box with heading:
NUMBER (OF SHARES)                      CLASS N SHARES
                                        (certificate number above)

                                               (centered below boxes)
                                   Oppenheimer International Small Company Fund
                                           A MASSACHUSETTS BUSINESS TRUST

(at left)                                (at right)
THIS IS TO CERTIFY THAT                  SEE REVERSE FOR CERTAIN
                                           DEFINITIONS
                                         (box with number)
                                          CUSIP 68380U407
(at left)
is the owner of

                                                     (centered)
                                 FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST OF
                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
-------------------------------------------------------------------
         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the  Fund by the  holder hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly endorsed.  This  certificate  and the  shares  represented  hereby  are  issued and shall be held subject  to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until  countersigned by the
         Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                      (at right of seal)

(signature)                            Dated:
/S/ Brian W. Wixted                                      ROBERT G. ZACK
-------------------------              -------------------------
TREASURER                              SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend
                                    OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                                        SEAL
                                                        1997
                                            COMMONWEALTH OF MASSACHUSETTS

                     (at lower right, printed vertically)
                     Countersigned
                     OPPENHEIMERFUNDS SERVICES
                     (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                        Denver (Colo)         Transfer Agent

                    By: Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with rights of survivorship and not                              as    tenants   in
common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian  __________
                                                     (Cust)                             (Minor)
                                            UNDER UGMA/UTMA ________________
                                                                                (State)

                       Additional abbreviations may also be used though not in the above list.

For Value Received __________________ hereby sell(s), and transfer(s) unto

(at right) PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
           AND PROVIDE CERTIFICATION BY TRANSFEREE (box below)

-------------------------------------------------------------------(Please  print  or  type  name  and  address  of assignee)

-------------------------------------------------------------------
-----------------  Class N Shares of  beneficial  interest  represented  by the within  Certificate,  and do hereby irrevocably constitute and appoint.

---------------------  Attorney to transfer  the said shares on the books of the within  named Fund with full power of substitution in the premises.

Dated: ---------------------
                                            Signed: __________________________
                                            -----------------------------------
                                            (Both must sign if joint owners)

                                            Signature(s) --------------------------
                                            guaranteed    Name of Guarantor
                                                by       --------------------------
                                                         Signature of Officer/Title

(text printed vertically to right of above paragraph)
NOTICE:  The  signature(s)  to this  assignment  must  correspond  with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in box to left of signature guarantee)
Signatures  must be guaranteed by a financial  institution of the type  described in the current  prospectus of the
Fund.

(at left)                                          (at right)
PLEASE NOTE:  This document contains               OppenheimerFunds
a watermark when viewed at an angle.               logotype
It is invalid without this watermark.

-------------------------------------------------------------------
                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY